COPLEY PLACE ASSOCIATES, LLC
TWO COPLEY PLACE, SUITE 100
BOSTON, MASSACHUSETTS 02116

July 28, 2016
Wayfair LLC
Four Copley Place
Boston, MA 02116
Attention: Chief Financial Officer

Ladies and Gentlemen:
You are the “Tenant” and Copley Place Associates, LLC is the “Landlord” of Premises under that certain lease of space in the Building dated April 13, 2013 (“Original Lease”). The Original Lease has been amended by a First Amendment to Lease dated as of February 11, 2014, a Second Amendment to Lease dated as of October 24, 2014, a Third Amendment to Lease dated as of October 8, 2015 (“Third Amendment”) and a Fourth Amendment to Lease dated February 3, 2016 (the Original Lease as so amended is referred to herein as the “Lease”). Terms not defined herein shall have the meaning ascribed thereto in the Lease.
Under Section 6 of the Third Amendment, Landlord has the right to reduce the Premises in Tower One on each of two floors for use in connection with new Building elevator shafts; and during the period of construction, the right to construct a dust wall around the area of the new shaft on each floor to facilitate the construction of the elevator shaft and associated mechanicals.
The Third Amendment incorrectly describes the space as the 2nd and 3rd floors of Tower One, but the proper designation should have been the 3rd and 4th floors of Tower One.
The purpose of this letter is to confirm the following and the parties’ agreement thereto:

1.
Landlord has exercised its rights referred to above and, consistent with the Third Amendment, in connection with the construction of the elevator shafts, Landlord shall at its own cost erect dust walls around the area being taken for the elevator shafts and paint the exterior of the dust walls to make the same compatible with the surrounding space of Tenant. As a result of the erection of the dust walls, the space in the Premises shall, as of the Takeover Date (hereinafter defined), be reduced, for the time periods described below, by 955 rentable square feet on the 3rd floor of Tower One and 1,809 rentable square feet on the 4th floor of Tower One in the areas designated as “Dust Wall Impact” on the floors shown on Exhibit A attached hereto and made a part hereof.

2.	By reason of the construction of the dust walls:

(a)
from the date Landlord takes control of any portion of the 3rd floor of the Premises to erect dust walls (“Takeover Date”) through the date (“3rd Floor Re-Delivery Date”) on which (i) Landlord has removed the 3rd floor dust wall, (ii) substantially completed the restoration, as described in Section 5 below, of the portion of the Premises which had been surrounded by the 3rd floor dust wall and (iii) made such area available to Tenant, the Base Rent otherwise payable by Tenant shall be reduced monthly (and proportionately for any partial month) by an amount equal to the corresponding month’s Base Rent per rentable square foot multiplied by 955; and

(b)
from the Takeover Date through the Training Room Date (as hereinafter defined), the Base Rent otherwise payable by Tenant shall be reduced monthly (and proportionately for any partial month) by an amount equal to the corresponding month’s Base Rent per rentable square foot multiplied by 1,809; and

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(c)
during and with respect to the period that Base Rent is reduced with respect to the dust walls as set forth above, Tenant’s Proportionate Share of Operating Expenses and of Taxes shall be correspondingly reduced.

3.
From the date immediately following the 3rd Floor Re-Delivery Date, the Premises on the 3rd floor of Tower One shall be permanently reduced by 471 rentable square feet, the “Permanent Elevator Impacts” on the 3rd floor as shown on Exhibit A. Accordingly, from and after the 3rd Floor Re-Delivery Date, the Base Rent otherwise payable for the Premises under the Lease shall be reduced monthly (and proportionately for any partial month) by an amount equal to the corresponding month’s Base Rent per rentable square foot multiplied by 471. Furthermore, Tenant’s Proportionate Share of Operating Expenses and of Taxes shall be correspondingly reduced to reflect the permanent reduction, by 471 rentable square feet, in rentable square footage in the Premises.

4.
From and after the Training Room Date, the Premises on the 4th floor of Tower One shall be reduced by 216 rentable square feet, the “Permanent Elevator Impacts” on the 4th floor as shown on Exhibit A. Accordingly, from and after the Training Room Date, the Base Rent otherwise payable for the Premises under the Lease shall be reduced monthly (and proportionately for any partial month) by an amount equal to the corresponding month’s Base Rent per rentable square foot multiplied by 216. Furthermore, Tenant’s Proportionate Share of Operating Expenses and of Taxes shall be correspondingly reduced to reflect the permanent reduction, by 216 rentable square feet, in rentable square footage in the Premises.

5.
The area on the 3rd floor of Tower One is currently an employee “break” room and will be restored by Landlord at Landlord’s expense to that use with comparable finishes so as to match existing conditions.

6.
The area enclosed by the dust walls on the 4th floor of Tower One is currently a Board Meeting Room, but will be reconstructed by Tenant as an employee training room (“Training Room”) at Tenant’s expense (subject to the Landlord contribution referred to below). “Training Room Date” shall mean the date that is the twenty-first (21st) day following the date on which Landlord has removed the 4th floor dust wall to allow Tenant to accomplish construction of the Training Room and delivered the area, in its then as-is condition, to Tenant for Tenant’s construction.

7.
Tenant shall be responsible for all costs of constructing a new Board Meeting Room within the Premises and the Training Room in accordance with the plans referred to in Exhibit B attached hereto and made a part hereof, wiring the new facilities and relocating any necessary furniture, fixtures and equipment in connection with such construction and move; provided, however, Landlord shall contribute to the cost of construction, wiring and furniture fixtures and equipment, an amount equal to $119,180.00 with respect to the Board Room and an amount equal to $94,300.00 with respect to the Training Room, each such amount to be disbursed upon substantial completion of the respective construction projects. Construction shall be undertaken by Tenant in a manner consistent with the requirements for Alterations set forth in the Lease as amended. The foregoing payment and the costs to be paid by Landlord as set forth in this letter shall be in full satisfaction of Landlord’s obligation under the Lease with respect to moving, restoration and reconstruction.

8.
Consistent with Section 6 of the Third Amendment (which is hereby amended to reflect the correct floor reference as referred to in the Preamble hereto), Landlord and Tenant shall, following the Landlord’s delivery of space back to the Tenant after the removal of the dust walls, enter into an amendment to the Lease to document the permanent reduction in rent resulting from the permanent reduction in the size of the Premises.

Kindly sign the copy of this letter provided for that purpose to indicate your agreement with the foregoing.
COPLEY PLACE ASSOCIATES, LLC, a Delaware limited liability company

By:	SPG COPLEY ASSOCIATES, LLC, a Delaware limited liability company, managing member

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By: /s/ David J. Contis
David J. Contis
hereunto duly authorized
Approved and Agreed:
WAYFAIR LLC

By: /s/ Enrique Colbert
Its: General Counsel and not individually
hereunto duly authorized

cc:	Enrique G. Colbert, Esq. Maurice Sullivan, Esq. Patrick Peterman Jeffrey Cromer, Esq.

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EXHIBIT A

WAYFAIR – REVISED
46,660 RSF
DUST WALL
IMPACT
955 RSF
TOWER 1
PERMANENT
ELEVATOR
IMPACTS
471 RSF

M
MCMAHON
ARCHITECTS, INC.
535 ALBANY STREET
BOSTON, MA 02118
P 617.482.5353
F 617.482.3288

JOB TITLE:
WAYFAIR ELEVATOR IMPACTS

DRAWING NUMBER: LE-01

LOCATION: COPLEY PLACE	DATE: 2016_03-29	SCALE: NTS	
DRAWING TITLE: THIRD FLOOR TOWER ONE	JOB NUMBER: 15-4053	DRAWN: ACT	CHECK: JEH
REVISION:

A-1
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WAYFAIR – REVISED
46,187 RSF
DUST WALL
IMPACT
1,809 RSF
TOWER 1
PERMANENT
ELEVATOR
IMPACTS
216 RSF

M MCMAHON ARCHITECTS, INC. 535 ALBANY STREET BOSTON, MA 02118 P 617.482.5353 F 617.482.3288	JOB TITLE: WAYFAIR ELEVATOR IMPACTS		DRAWING NUMBER: LE-01	
	LOCATION: COPLEY PLACE	DATE: 2016_03-29	SCALE: NTS	
	DRAWING TITLE: FOURTH FLOOR TOWER ONE	JOB NUMBER: 15-4053	DRAWN: ACT	CHECK: JEH
	REVISION:

A-2
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EXHIBIT B

The construction and finish work relating to the 4th Floor Small Training Room as set forth in Supplemental Information & Clarification Bulletin No. 12 issued by McMahon Architects, Inc. to the attention of Columbia Construction, 100 Riverside Drive, North Reading, MA 01864, for Wayfair Phase 4, Copley Place, Boston, MA 02116, Project No. 1402024, issued January 19, 2016.

B-1
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